SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
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[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AUTOZONE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTOZONE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 11, 2003

What:	Annual Meeting of Stockholders

When:	December 11, 2003, 8:30 a.m., Central Standard Time

Where:	J.R. Hyde III Store Support Center
123 South Front Street
Memphis, Tennessee

Stockholders will vote regarding:	• The election of nine directors
• Ratification of the appointment of Ernst & Young LLP as independent auditor

• The transaction of other business that may be properly brought before the meeting

Record Date:	Stockholders of record as of October 14, 2003, may vote at the meeting.

By order of the Board of Directors,

Harry L. Goldsmith Secretary

Memphis, Tennessee
October 31, 2003

We encourage you to vote by telephone or Internet, both of which are convenient, cost effective and reliable alternatives to returning your proxy card by mail.

The Meeting
About this Proxy Statement
Information about Voting
Voting Securities and Quorum
The Proposals
PROPOSAL 1-Election of Directors
Corporate Governance
PROPOSAL 2-Ratification of Independent Auditor
Audit Committee Report
Other Matters
Other Information
Security Ownership of Management
Security Ownership of Certain Beneficial Owners
Executive Compensation
Compensation Committee Report on Executive Compensation
Stock Performance Graph
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
Equity Compensation Plans
Section 16(a) Beneficial Ownership Reporting Compliance
Stockholder Proposals for 2004 Annual Meeting
Annual Report
AUDIT COMMITTEE CHARTER

The Meeting	1
About this Proxy Statement	1
Information about Voting	1
Voting Securities and Quorum	2
The Proposals	3
PROPOSAL 1-Election of Directors	3
Corporate Governance	4
PROPOSAL 2-Ratification of Independent Auditor	8
Audit Committee Report	9
Other Matters	9
Other Information	10
Security Ownership of Management	10
Security Ownership of Certain Beneficial Owners	11
Executive Compensation	13
Compensation Committee Report on Executive Compensation	15
Stock Performance Graph	17
Employment Contracts and Termination of Employment and Change-in-Control Arrangements	17
Equity Compensation Plans	18
Section 16(a) Beneficial Ownership Reporting Compliance	20
Stockholder Proposals for 2004 Annual Meeting	20
Annual Report	20
Audit Committee Charter	A-1

AutoZone, Inc.
123 South Front Street
Memphis, Tennessee 38103

Proxy Statement
for
Annual Meeting of Stockholders
December 11, 2003

The Meeting

          Our Annual Meeting will be held at AutoZone’s corporate headquarters, the J.R. Hyde III Store Support Center, 123 South Front Street, Memphis, Tennessee, at 8:30 a.m., CST, on December 11, 2003.

About this Proxy Statement

          Our Board of Directors has sent you this Proxy Statement to solicit your vote at the Annual Meeting. We will pay all expenses incurred in this proxy solicitation. In addition to mailing this Proxy Statement to you, we have retained D.F. King & Co., Inc., to be our proxy solicitation agent for a fee of $5,000, plus expenses. We also may make additional solicitations in person, by telephone, facsimile, e-mail, or other forms of communication. Brokers, banks, and others who hold our stock for the beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. This Proxy Statement is first being mailed on or about October 31, 2003.

Information about Voting

          You may vote your shares in person or by proxy:

•	By Proxy - You can vote via the Internet, by telephone, or by completing and returning the enclosed proxy or voting instruction card by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your proxy card by mail. The instructions for voting are contained on the enclosed card. Your vote for your shares will be cast as you indicate. If you sign your card without indicating how you wish to vote, your shares will be voted FOR our nominees for director, FOR Ernst & Young LLP as independent auditor and in the proxies’ discretion on any other matter that may be properly brought before the meeting or at any adjournment of the meeting. You may revoke your proxy at any time before it is voted at the meeting by giving a written notice to our Secretary (at the address at the top of this page) that you have revoked the proxy, by providing a later-dated proxy, or by voting in person at the Annual Meeting.

•	In Person - You may attend the Annual Meeting and vote in person. If you are a registered holder of your shares, you only need to attend the meeting. However, if your shares are held in an account by a broker, you may still vote in person if you present at the meeting written consent from your broker permitting you to vote the shares in person.

Voting Securities and Quorum

          At the close of business on the record date, October 14, 2003, we had 88,760,885 shares of common stock outstanding. Each share of common stock is entitled to one vote. Holders of a majority of the shares of common stock outstanding and entitled to vote must be present in person or by proxy in order for a quorum to be present.

          ESL Investments, Inc., in an agreement dated October 10, 2000, agreed not to vote any shares it or its affiliates acquired after October 20, 2000, until after April 1, 2004, unless AutoZone gives consent otherwise, but these shares will be deemed present for purposes of determining a quorum. As of the record date, this agreement applied to 8,923,500 shares beneficially owned by ESL Investments, Inc., and its affiliates. Shares beneficially owned by ESL Investments, Inc., and its affiliates that are not eligible to be voted will be deemed to be present for purposes of a quorum, but will not be counted as voting on any proposal.

The Proposals

PROPOSAL 1-Election of Directors

Nine directors will be elected at the Annual Meeting to serve until the Annual Meeting in 2004. The nine persons nominated for director receiving the most votes will be elected. Each of the nominees named below was elected a director at the 2002 annual meeting, except for Mr. Postl who was elected as a director by the Board in May 2003. The Board of Directors recommends that the stockholders vote for each of these nominees. These nominees have consented to serve if elected. Should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the number of directors on the Board. The nominees are:

Charles M. Elson, 43, has been a Director since 2000. He has been the Edgar S. Woolard, Jr. Professor of Corporate Governance since 2000 and is the Director of the Center for Corporate Governance at the University of Delaware. He is also of counsel to Holland & Knight LLP. Previously, he had been a Professor at the Stetson University College of Law since 1990. Mr. Elson is also a Director of Alderwoods Group, Inc., Nuevo Energy Company, and the Investor Responsibility Research Center.

Marsha J. Evans, 56, was elected a Director in 2002. She was named the President and Chief Executive Officer of The American Red Cross in 2002. Previously, she was National Executive Director of the Girl Scouts of the USA since 1998. Prior to that time Ms. Evans was a Rear Admiral of the U.S. Navy and Superintendent of the Naval Postgraduate School in Monterey, California, since 1995 and had served in the U.S. Navy for 29 years. She is also a Director of The May Department Stores Company and Weight Watchers International, Inc.

Earl G. Graves, Jr., 41, was elected a Director in 2002. He has been the President and Chief Operating Officer for Earl G. Graves Publishing Company, publisher of Black Enterprise magazine, since 1998 and has been employed by the same company in various capacities, since 1988.

N. Gerry House, 56, has been a Director since 1996. She has been the President and Chief Executive Officer of the Institute for Student Achievement since 2000. Previously, she was the Superintendent of the Memphis, Tennessee City School System since 1992.

J.R. Hyde, III, 60, has been a Director since 1986. He has been the President of Pittco, Inc., an investment company, since 1989 and has been the Chairman of GTx, Inc., a biotechnology, pharmaceutical company since 2000. Mr. Hyde had been AutoZone’s Chairman from 1986 to 1997 and Chief Executive Officer from 1986 to 1996. He had also been Chairman and Chief Executive Officer of Malone & Hyde, AutoZone’s former parent company, until 1988. Mr. Hyde is also a Director of FedEx Corporation.

Edward S. Lampert, 41, has been a Director since 1999. He has been Chief Executive Officer of ESL Investments, Inc., a private investment firm, since 1988, and the Chairman and a Director of Kmart Holdings Corporation since May 2003. Mr. Lampert is also a Director of AutoNation, Inc.

W. Andrew McKenna, 57, has been a Director since 2000. He is a private investor. Until his retirement in 1999, he had held various positions with The Home Depot, Inc., including

Senior Vice President-Strategic Business Development from 1997 to 1999; President, Midwest Division from 1994 to 1997; and Senior Vice President-Corporate Information Systems from 1990 to 1994. He was also President of SciQuest.com, Inc. in 2000. He is also a Director of Danka Business Systems PLC.

Steve Odland, 45, has been Chairman, Chief Executive Officer, and a Director since January 2001, and President since May 2001. Previously, he was an executive with Ahold USA from 1998 to 2000. Mr. Odland was President of the Foodservice Division of Sara Lee Bakery from 1997 to 1998. He was employed by The Quaker Oats Company from 1981 to 1996 in various executive positions.

James J. Postl, 57, has been a Director since May 2003. He was the President (from 1998-2002) Chief Executive Officer (from 2000 to 2002), and Chief Operating Officer (from 1998 to 2000) for Pennzoil-Quaker State Company, which was sold to Shell Oil Company, a subsidiary of Royal Dutch Petroleum Company, in 2002. Previously, Mr. Postl had been employed by Nabisco Biscuit Company, where he was President until 1998. Mr. Postl is also a Director of Cooper Industries PLC.

          James F. Keegan, a Director since 1991, will be retiring at the Annual Meeting due to reaching our mandatory retirement age under our Corporate Governance Principles and will not be running for reelection.

Corporate Governance

          Does AutoZone have Corporate Governance Principles?

          In 2001, our Board of Directors adopted Corporate Governance Principles to govern the operation of the Board and to assure that the Board was focused on stockholder value. You may find a copy of our Corporate Governance Principles on our corporate website at http://www.autozone.com.

          How many independent Directors does AutoZone have?

          Our Board of Directors has determined that eight of our current ten directors are independent: Charles M. Elson, Marsha J. Evans, Earl G. Graves, Jr., N. Gerry House, James F. Keegan, Edward S. Lampert, W. Andrew McKenna, and James J. Postl. All of these directors meet the independence standards of our Corporate Governance Principles and the New York Stock Exchange.

          How does AutoZone determine whether a Director is independent?

          In accordance with AutoZone’s Corporate Governance Principles, a director is considered independent if the director:

•	has not been employed by AutoZone within the last five years;

•	has not been employed by AutoZone’s independent auditor in the last five years;

•	is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone’s senior management;

•	is not affiliated with a significant customer or supplier of AutoZone;

•	has no personal services contract with AutoZone or with any member of AutoZone’s senior management;

•	is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;

•	within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404(a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;

•	receives no compensation from AutoZone other than compensation as a director;

•	is not employed by a public company at which an executive officer of AutoZone serves as a director;

•	has not had any of the relationships described above with any affiliate of AutoZone; and

•	is not a member of the immediate family of any person with any relationships described above.

          In determining whether any business or charity affiliated with one of our directors did a significant amount of business with AutoZone, our Board has established that any payments from either party to the other exceeding 1% of either party’s revenues would disqualify a director from being independent.

          How many times did AutoZone’s Board of Directors meet last year?

          The Board of Directors held eight meetings in fiscal year 2003.

          Did any of AutoZone’s directors attend fewer than 75% of the meetings of the Board and their assigned committees?

          All of our directors attended at least 75% of the meetings of the Board of Directors and their assigned committees during the fiscal year.

          Does AutoZone’s Board of Directors have any standing committees?

          AutoZone has three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each consisting of only independent directors.

          What does the Audit Committee do?

          The Audit Committee is responsible for:

•	appointing, determining the compensation of, and overseeing the work of the independent auditor and the internal auditor;

•	reviewing the financial reporting processes and the information that will be provided to the stockholders and others;

•	reviewing the adequacy and effectiveness of AutoZone’s systems of internal accounting and financial controls;

•	reviewing the internal audit function and the annual independent audit of AutoZone’s financial statements;

•	reviewing the overall corporate “tone” for quality financial reports, controls, and ethical behavior; and

•	issuing a report annually as required by the SEC’s proxy solicitation rules.

          Where can I find a copy of the Audit Committee Charter?

The Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Audit Committee Charter can also be found at AutoZone’s corporate web site at http://www.autozone.com.

          Who are the members of the Audit Committee?

          During the 2003 fiscal year, the Audit Committee consisted of: Mr. Keegan (Chairman), Mr. Elson (until December 2002), Mr. Graves, Mr. McKenna, and Mr. Postl (since May 2003). In October 2003, Mr. Postl was elected chairman of the Audit Committee.

          Are all of the members of the Audit Committee independent?

          The Audit Committee consists entirely of independent directors under the standards of AutoZone’s Corporate Governance Principles and the listing standards of the New York Stock Exchange.

          How many meetings did the Audit Committee have last year?

          The Audit Committee held eight meetings during the 2003 fiscal year.

          Does the Audit Committee have an Audit Committee Financial Expert?

          The Board has determined that Mr. Postl is an independent director and that he meets the qualifications of an audit committee financial expert as defined by the Securities and Exchange Commission.

          What does the Compensation Committee do?

          The Compensation Committee:

•	reviews and approves AutoZone’s compensation objectives;

•	reviews and approves the compensation programs, plans, and awards for executive officers;

•	acts as administrator as may be required by AutoZone’s short- and long-term incentive plans and other stock or stock-based plans; and

•	issues a report annually related to executive compensation, as required by the Securities and Exchange Commission’s proxy solicitation rules.

          Does the Compensation Committee have a charter?

          The Compensation Committee Charter can be found at AutoZone’s corporate web site at http://www.autozone.com.

          Who are the members of the Compensation Committee?

          The Compensation Committee consists of Mr. Lampert (Chairman), Ms. Evans, Dr. House, and Mr. McKenna, all of whom are independent directors.

          How many meetings did the Compensation Committee have last year?

          The Compensation Committee held three meetings during the 2003 fiscal year.

          What does the Nominating and Corporate Governance Committee do?

          The Nominating and Corporate Governance Committee ensures that:

•	qualified candidates are presented to the Board of Directors for election as Directors;

•	the Board of Directors has adopted appropriate corporate governance principles that best serve the practices and objectives of the Board of Directors; and

•	AutoZone’s Articles of Incorporation and Bylaws are structured to best serve the objectives of the stockholders.

          Does the Nominating and Corporate Governance Committee have a charter?

          The Nominating and Corporate Governance Committee Charter can be found at AutoZone’s corporate web site at http://www.autozone.com.

          Who are the members of the Nominating and Corporate Governance Committee?

          The Nominating and Corporate Governance Committee consists of Mr. Elson (Chairman) and Mr. Keegan, both of whom are independent directors.

          How many meetings did the Nominating and Corporate Governance Committee hold last year?

          The Nominating and Corporate Governance Committee held five meetings during the 2003 fiscal year.

          How do stockholders nominate director candidates?

          The Nominating and Corporate Governance Committee will consider board nominee recommendations by stockholders that are submitted in writing to AutoZone’s Secretary, together with the biographical and business experience information regarding the nominee and other information that is required by Article III, Section 1 of AutoZone’s Third Amended and Restated By-Laws. Copies of the By-laws will be provided upon written request to AutoZone’s Secretary. However, new rules have been proposed by the SEC but are not final yet.

          What are directors paid?

          Until June 2003, all non-employee directors were paid an annual retainer of $25,000 in quarterly installments, plus $1,000 for each Board meeting attended. Effective in June 2003, meeting fees were eliminated and all non-employee directors are paid an annual retainer of $40,000 per year, with the Audit Committee chairman receiving an additional $10,000 and the chairmen of the Compensation and Nominating and Corporate Governance committees receiving an additional $5,000 per year. Mr. Lampert has waived his right to receive the additional retainer as Compensation Committee chairman. Under the AutoZone, Inc. 2003 Director Compensation Plan, a non-employee director may receive no more than one-half of the annual retainer and meeting fees immediately in cash, and the remainder of the fees must be taken in common stock or may be deferred in units with value equivalent to the value of shares of common stock as of the grant date (also known as “stock appreciation rights” or “SARs”).

          Do the directors receive stock options?

          Under the AutoZone, Inc. 2003 Director Stock Option Plan, on January 1 of each year, each non-employee director receives an option to purchase 1,500 shares of common stock, and each non-employee director that owns common stock worth at least five times the annual fee paid to each non-employee director on an annual basis will receive an additional option to purchase 1,500 shares of common stock. In addition, each new director receives an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors’ option grant prorated for the portion of the year served in office. These stock option grants are made at the fair market value as of the grant date.

          Does AutoZone have a code of ethics for the CEO and financial officers?

          We have adopted a code of ethics that applies to our CEO, CFO, Controller and all other persons performing similar functions. A copy of this code of ethics is available at our corporate website at http://www.autozone.com.

PROPOSAL 2-Ratification of Independent Auditor

          Ernst & Young LLP, our independent auditor for the past sixteen fiscal years, has been selected by the Audit Committee to be AutoZone’s independent auditor for fiscal year 2004. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

          During the past two fiscal years, the aggregate fees for professional services rendered by Ernst & Young LLP were as follows:

	2003	2002

Audit Fees	$562,954	$469,758
Audit-Related Fees	–	–
Tax Fees[1]	617,357	1,160,234
All Other Fees[2]	–	33,434

          1Tax Fees for 2003 and 2002 were for tax compliance assistance and assistance with audits and tax planning, which for 2003 consisted of $149,795 for tax compliance assistance and $467,562 for assistance with audits and tax planning.

          2All Other Fees for 2002 were for energy advisory services.

          The Audit Committee pre-approves all services performed by the independent auditor under the terms contained in the Audit Committee Charter which is attached to this Proxy Statement as Appendix A. The Audit Committee pre-approved 100% of the services provided by Ernst & Young LLP during the 2003 fiscal year. The Sarbanes-Oxley Act, which became effective during the 2003 fiscal year, requires all services provided by the independent auditor to be pre-approved by the Audit Committee. During fiscal year 2002, these rules were not yet in effect; however, our policy had been to obtain Audit Committee pre-approval on audit fees, which represented 28% of the fees paid to Ernst & Young during fiscal year 2002. The Audit Committee considers the services listed above to be compatible with maintaining Ernst & Young LLP’s independence.

          For ratification, the auditor must receive more votes in favor of ratification than votes cast against. Abstentions and broker non-votes will not be counted as voting either for or against the auditor. However, the Audit Committee is not bound by a vote either for or against the auditor. The Audit Committee will consider a vote against the auditor by the stockholders in selecting auditor in the future.

          The Audit Committee recommends that you vote FOR ratification of Ernst & Young LLP as independent auditor.

Audit Committee Report

          The Audit Committee of AutoZone, Inc., has reviewed and discussed AutoZone’s audited financial statements for the year ended August 30, 2003, with AutoZone’s management. In addition, we have discussed with Ernst & Young LLP, AutoZone’s independent auditing firm, the matters required by Codification of Statement on Auditing Standards No. 61, the Sarbanes-Oxley Act of 2002, and other matters required by the charter of this Committee.

          The Committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we have discussed with Ernst & Young LLP their independence from the Company and its management. The Committee has discussed with AutoZone’s management and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

          As a result of our review and discussions, we have recommended to the Board of Directors the inclusion of AutoZone’s audited financial statements in the annual report for the year ended August 30, 2003, on Form 10-K for filing with the Securities and Exchange Commission.

          While the Audit Committee has the responsibilities and powers set forth in its Charter, the Audit Committee does not have the duty to plan or conduct audits or to determine that AutoZone’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles; AutoZone’s management and the independent auditor have this responsibility. Nor does the audit committee have the duty to assure compliance with laws and regulations and the policies of the Board of Directors.

James F. Keegan
Earl G. Graves, Jr.
W. Andrew McKenna
James Postl

Other Matters

          We do not know of any matters to be presented at the Annual Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, your proxies will be able to vote those matters in their discretion.

Other Information

Security Ownership of Management

          This table shows the beneficial ownership of common stock as of October 14, 2003, by each director, the Chief Executive Officer, the other four most highly compensated executive officers, and all current directors and executive officers as a group. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and invest the shares shown.

	Beneficial Ownership
	as of October 14, 2003

		Ownership
Name of Beneficial Owner	Shares	Percentage

Steve Odland[1]	330,561	*
Charles M. Elson[2]	10,631	*
Marsha J. Evans[3]	412	*
Earl G. Graves, Jr.[4]	824	*
N. Gerry House[5]	8,352	*
J.R. Hyde, III[6]	796,793	*
James F. Keegan[7]	20,494	*
Edward S. Lampert[8]	25,534,521	28.8%
W. Andrew McKenna[9]	22,600	*
James Postl[10]	264	*
Michael Archbold[11]	26,409	*
Harry L. Goldsmith[12]	127,672	*
Michael E. Longo[13]	54,452	*
Robert D. Olsen[14]	79,465	*
All current directors and executive officers as a group (20 persons)[15]	27,179,706	30.4%

          *Less than 1%.

          1Includes 262,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003. Does not include 2,320 shares owned by Mr. Odland’s spouse.

          2Includes 999 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 3,608 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          3Includes 412 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

          4Includes 824 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

          5Includes 2,739 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 4,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          6Includes 350,410 shares held by a charitable foundation for which Mr. Hyde is an officer and a director and for which he shares investment and voting power, 4,973 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights, and 5,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003. Does not include 2,000 shares owned by Mr. Hyde’s wife.

          7Includes 5,500 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003. Does not include 800 shares owned by Mr. Keegan’s spouse.

          8Mr. Lampert is the Chief Executive Officer of ESL Investments, Inc. All shares indicated, other than 3,321 shares owned directly by Mr. Lampert and 2,500 shares that may be acquired by Mr. Lampert upon exercise of stock options either immediately or within 60 days of October 14, 2003, are owned by a group consisting of affiliates of ESL Investments, Inc. See also footnote 2 under Security Ownership of Certain Beneficial Owners, below.

          9Includes 2,645 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 3,955 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          10Includes 264 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

          11Includes 25,250 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          12Includes 113,610 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003, and 1,400 shares held by trusts for which Mr. Goldsmith is a beneficiary.

          13 Includes 50,666 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          14Includes 49,833 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

          15Includes 12,855 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 683,677 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 14, 2003.

Security Ownership of Certain Beneficial Owners

The following entities are known by us to own more than five percent of our outstanding common stock:

	Beneficial Ownership
	as of October 14, 2003

Name and Address		Ownership
of Beneficial Owner	Shares	Percentage

ESL Investments, Inc.[1] 200 Greenwich Avenue Greenwich, CT 06830	25,534,521	28.8%

Putnam Investment Management, Inc.[2] One Post Office Square Boston, MA 02109	10,047,331	11.3%

          1The shares deemed beneficially owned by ESL Investments, Inc., are owned by a group consisting of ESL Partners, L.P., a Delaware limited partnership, ESL Limited, a Bermuda corporation, ESL Institutional partners, L.P., a Delaware limited partnership, ESL Investors, L.L.C., a Delaware limited liability company, Acres Partners, L.P., a Delaware limited partnership, Marion Partners, L.P., a Delaware limited partnership, Blue Macaw Partners, L.P., a Delaware limited partnership, KP I Partners, L.P., a Delaware limited partnership, KP II Partners, L.P., a Delaware limited partnership, 200GA, L.P., a Delaware limited partnership, and Edward S. Lampert. RBS Partners, L.P., is the general partner of ESL Partners, L.P. ESL Investments, Inc., is the general partner of Acres partners, L.P., Marion Partners, L.P., Blue Macaw Partners, L.P., and 200GA, L.P., RBS Partners, L.P. ESL Investment Management, LLC, is the investment manager of ESL Limited and the general partner of each of KP I Partners, L.P., and KP II Partners, L.P. RBS Investment Management, L.L.C., is the general partner of ESL Institutional Partners, L.P. RBS Partners, L.P., is the manager of ESL Investors, L.L.C. Mr. Lampert is the Chairman, Chief Executive Officer and a director of ESL Investments, Inc., and managing member of ESL Investment Management, LLC, and RBS Investment Management, LLC. In their respective capacities, each of the foregoing may be deemed to be the beneficial owner of the shares of AutoZone common stock beneficially owned by other members of the group. ESL Partners, L.P., is the record owner of 10,672,129 shares, ESL Limited is the record owner of 1,700,084 shares, ESL Institutional Partners, L.P., is the record owner of 395,815 shares, ESL Investors, L.L.C., is the record owner of 1,521,365 shares, Acres Partners, L.P., is the record owner of 7,526,599 shares, Marion Partners, L.P., is the record owner of 224,840 shares, Blue Macaw Partners, L.P., is the record owner of 488,350 shares, 200GA, L.P., is the record owner of 2,215,581 shares, KP I Partners, L.P., is the record owner of 441,638 shares, KP II Partners, L.P., is the record owner of 342,299 shares, and Mr. Lampert is the record owner of 3,321 shares owned directly by Mr. Lampert and 2,500 shares that may be acquired by Mr. Lampert upon exercise of stock options either immediately or within 60 days of October 14, 2003. Each entity or person has the sole power to vote and dispose of the shares deemed beneficially owned by it. ESL Investments, Inc., in an agreement dated October 10, 2000, agreed not to vote any shares it or its affiliates acquired after October 20, 2000, until after April 1, 2004, unless AutoZone gives consent otherwise. As of the record date, this agreement applied to 8,923,500 shares beneficially owned by ESL Investments, Inc., and its affiliates.

          2All information regarding Putnam Investment Management, Inc., is based upon the Schedule 13F for the period ended June 30, 2003. Putnam Investment Management, Inc., has the sole power to vote 1,636,310 and no power to vote 8,411,021 shares.

Executive Compensation

Summary Compensation Table

          This table shows the compensation paid to the Chief Executive Officer and the other four most highly paid executive officers for the past three fiscal years.

					Long Term
					Compensation

					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary[1]	Bonus[2]	Compensation[3]	Options/SARs[4]	Compensation[5]

Steve Odland[6]	2003	946,154	1,561,154	138,604	250,000	15,569
Chairman, President,	2002	662,500	2,090,400	28,624	125,000	5,538
& Chief Executive Officer	2001	375,000	520,411	128,590	275,000	2,077

Michael E. Longo	2003	318,308	315,126	13,141	50,000	15,373
Senior Vice President	2002	314,942	596,246	—	25,000	4,915
Operations, AZ Commercial & ALLDATA	2001	287,500	174,639	—	—	4,499

Michael Archbold[7]	2003	305,077	302,026	11,307	26,000	10,973
Senior Vice President	2002	173,077	377,669	36,098	75,000	3,046
& Chief Financial Officer

Robert D. Olsen	2003	300,700	297,693	—	26,000	16,861
Senior Vice President	2002	299,195	566,434	—	20,000	4,589
Mexico & Store Development	2001	285,000	173,120	150,563	—	3,422

Harry L. Goldsmith	2003	285,207	282,357	—	26,000	13,323
Senior Vice President,	2002	283,448	536,622	—	20,000	3,600
General Counsel & Secretary	2001	270,000	165,551	—	—	3,539

          1Fiscal year 2002 consisted of 53 weeks. Therefore, salary for 2002 for each person included an additional week. Bonuses for fiscal year 2002 were paid based on 52 week base salaries.

           2Bonuses are shown for the fiscal year earned, but paid in the following fiscal year.

           3Amounts shown for Mr. Odland for 2003 and 2002 represents discounts on stock purchased under the Amended and Restated Executive Stock Purchase Plan and amount shown for 2001 includes $68,155 paid for relocation expenses and $45,435 paid in taxes on the relocation expenses. Amount shown for Mr. Longo for 2003 is for discounts on stock purchased under the Amended and Restated Executive Stock Purchase Plan. Amount shown for Mr. Archbold for 2003 included $8,090 in relocation expenses and $3,217 paid in taxes on relocation expenses and in 2002 includes $25,442 in relocation expenses and $10,656 paid in taxes on relocation expenses. Amount shown for Mr. Olsen for 2001 includes $88,781 for relocation expenses and $61,782 paid in taxes on the relocation expenses.

           4All amounts shown are stock options granted in accordance with the Second Amended and Restated 1996 Stock Option Plan. AutoZone did not grant SARs to executive officers in the fiscal years shown.

           5Amounts shown for 2003 consist of:

		Company	Interest in
		contributions to	excess of
		defined	market rates
	Life	contribution	on deferred
	Insurance	plans	compensation

Mr. Odland	$5,511	$10,058	–
Mr. Longo	4,770	10,534	$69
Mr. Archbold	4,824	6,149	–
Mr. Olsen	6,405	10,416	–
Mr. Goldsmith	5,940	7,383	–

          6Mr. Odland was first employed in January 2001.

          7Mr. Archbold was first employed in February 2002.

          Option/SAR Grants in Last Fiscal Year

          This table shows the number of stock options granted to certain executive officers during the most recent fiscal year pursuant to the Second Amended and Restated 1996 Stock Option Plan. Executive officers were not granted SARs during the 2003 fiscal year.

					Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term[1]
	Options/SARs	Employees in	Base Price	Expiration
	Granted (#)[2]	Fiscal Year	($/Sh)	Date	5%($)	10%($)

Steve Odland	248,000	16.8	71.12	9/7/2012	11,092,292	28,110,047
	2,000	0.1	71.12	9/6/2012	89,454	226,694

Michael E. Longo	48,000	3.3	71.12	9/7/2012	2,146,895	5,440,654
	2,000	0.1	71.12	9/6/2012	89,454	226,694

Michael Archbold	24,000	1.6	71.12	9/7/2012	1,073,448	2,720,327
	2,000	0.1	71.12	9/6/2012	89,454	226,694

Robert D. Olsen	24,000	1.6	71.12	9/7/2012	1,073,448	2,720,327
	2,000	0.1	71.12	9/6/2012	89,454	226,694

Harry L. Goldsmith	24,000	1.6	71.12	9/7/2012	1,073,448	2,720,327
	2,000	0.1	71.12	9/6/2012	89,454	226,694

           1The 5% and 10% appreciation rates have been arbitrarily set by the Securities and Exchange Commission and do not forecast actual stock price appreciation.

           2Options shown vest in one-quarter increments on each of the first through fourth anniversaries after the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

          This table shows stock option exercises by certain executive officers during the most recent fiscal year, and their exercisable and unexercisable stock options as of August 30, 2003. The fiscal year-end value of “in-the-money” stock options is the aggregate difference between the exercise price of the option and $91.80 per share, the market value of the common stock on August 30, 2003. Executive officers do not have SARs.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options/SARs
			Options/SARs at FY-End (#)		At FY-End ($)
	Shares Acquired	Value
	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Steve Odland	—	—	168,750	481,250	10,525,125	18,688,875
Michael E. Longo	—	—	88,583	75,417	5,492,052	2,395,398
Michael Archbold	—	—	18,750	82,250	462,938	1,926,493
Robert D. Olsen	—	—	38,333	107,667	2,468,228	5,713,702
Harry L. Goldsmith	31,362	1,746,242	92,943	52,667	6,247,939	2,021,368

Pension Plan Table

          In December 2002, our defined benefit pension plans were frozen. Accordingly, all benefits to all participants in the pension plan are fixed and will not increase and no new participants may join the plans. This table shows the annual benefits payable upon retirement at age 65 under the frozen pension plans to the CEO and our other four most highly compensated executive officers. Sixty monthly payments are guaranteed after retirement. The benefits stated in the table will not be reduced by Social Security or other amounts received by a participant.

Annual Benefit
Name	at Age 65

Steve Odland	$97,929
Michael E. Longo	41,368
Michael Archbold	–
Robert D. Olsen	26,537
Harry L. Goldsmith	39,571

Compensation Committee Report on Executive Compensation

          The executive compensation program is designed to attract and retain executives who are key to our long-term success. In this process, we want to align an executive’s compensation with AutoZone’s attainment of business goals and the increase in stockholder value. The Compensation Committee reviews executive compensation annually and makes appropriate adjustments based on company performance, achievement of predetermined goals, and changes in an executive’s duties and responsibilities. The compensation of other AutoZone employees is based on a similar philosophy.

Compensation Philosophy

          Executive compensation consists of salary, bonus, and stock options.

          Salary. The Compensation Committee desires that overall compensation reflect each executive’s performance over time. Base salaries are then set at levels determined by the Compensation Committee to adequately reward and retain capable executives.

          At the beginning of each fiscal year, the Compensation Committee reviews and establishes the annual salary of executive officers. The Committee makes an independent determination of the appropriate level of these officers’ salaries taking into consideration the salary ranges recommended for a particular position by outside compensation consultants, and each executive officer’s performance for the past fiscal year.

          Bonus. Each fiscal year executive officers are paid a bonus based on the attainment of goals set by the Compensation Committee. The goals for fiscal year 2003 were based on AutoZone’s earnings before interest and taxes (EBIT) and return on invested capital (ROIC). The Compensation Committee establishes a bonus payout matrix at the beginning of the fiscal year granting higher rewards as a percentage of annual salary as milestones shown on the matrix are achieved. The better AutoZone’s performance, the higher the bonus payout. As a general matter, as an executive’s level of management responsibility increases, the portion of his or her total compensation dependent on Company performance as measured by business goals increases.

          Stock Options. To align the long-term interests of management and our stockholders, the Compensation Committee awards stock options to many levels of management, including some individual store managers. Stock options may be granted to executives upon initial hire and thereafter annually in accordance with guidelines established by the Committee. The guidelines allow for a range of potential option shares to be granted for each position, with the actual grant determined by the performance of the individual in the position.

CEO Compensation

          AutoZone’s Chief Executive Officer, Steve Odland, received an annual base salary in fiscal year 2003 of $946,154. He was also paid a bonus of $1,561,154, which was calculated in accordance with the bonus matrix discussed above. The bonus paid was a result of the increase in EBIT to $918 million from $771 million and an increase in ROIC to 23.4% from 19.8%.

Tax Deductions for Compensation

          The federal tax code limits the amount of compensation that we may deduct in any year for the Chief Executive Officer and our other four most highly paid officers to $1 million. However, this deduction limitation does not apply to performance-based compensation as defined in the tax code. Our compensation plans are generally designed and implemented so that they qualify for deductibility. However, we may from time to time pay compensation to our executive officers that may not be deductible.

          This report was unanimously adopted by the Compensation Committee.

Edward S. Lampert, Chairman
Marsha J. Evans
N. Gerry House
W. Andrew McKenna

Stock Performance Graph

          This graph shows, from the end of fiscal year 1998 to the end of fiscal year 2003, changes in the value of $100 invested in each of AutoZone’s common stock, Standard & Poor ‘s 500 Composite Index, and a peer group consisting of other automotive aftermarket retailers.

	Aug. 98	Aug. 99	Aug. 00	Aug. 01	Aug. 02	Aug. 03

AutoZone, Inc.	$100.00	$88.89	$81.48	$175.93	$267.96	$340.00
S&P 500 Index	100.00	133.05	150.44	119.78	93.97	105.31
Peer Group	100.00	97.10	64.63	109.86	118.44	136.59

          The peer group consists of Advance Auto Parts, Inc. (from after its acquisition of Discount Auto Parts, Inc.), Discount Auto Parts, Inc. (which was acquired by Advance Auto Parts, Inc., in 1991), CSK Auto Corporation, Genuine Parts Company, O’Reilly Automotive, Inc., and The Pep Boys-Manny, Moe & Jack.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

          When Mr. Odland was hired in 2001 we entered into an employment agreement which expires on January 29, 2004. On October 23, 2003, the agreement was amended and restated to provide for a term expiring on December 31, 2007, unless terminated earlier as discussed below. After 2007, Mr. Odland’s employment shall be at will and may be terminated by AutoZone or Mr. Odland at any time. The amended agreement provides that Mr. Odland will serve as Chairman of the Board and Chief Executive Officer at a minimum base salary of $1 million and a minimum bonus eligibility of 100% of base salary in accordance with our Executive Incentive Compensation Plan. In addition, the amended agreement provides that the vesting of any future grants of stock options or other equity compensation accelerate upon a termination of Mr. Odland’s employment by AutoZone without cause or by him for good reason or upon a change of control (collective, a “covered termination”) and that he generally shall have 90 days to exercise such options or other equity compensation. If the agreement is terminated at any time before 2008 in a covered termination, Mr. Odland shall remain an employee of AutoZone, shall perform services as requested by the Chief Executive Officer and shall continue to be paid his base salary until December 31, 2007, but not longer than three years (defined in the agreement as the “continuation period”), plus any earned and unpaid bonus for the prior fiscal year and a full bonus for the fiscal year in which the agreement is terminated. At the end of the continuation period Mr. Odland’s employment shall terminate and he shall receive an amount equal to 2.99 times his then current base salary (less amounts paid to him as salary during the continuation period) and continued health insurance coverage generally until the third anniversary of the termination of the agreement (collectively, the “severance benefits”). If Mr. Odland’s employment is terminated after 2007 in a covered termination, his employment shall cease immediately and he shall receive the severance benefits. In all cases, after the termination of the agreement or Mr. Odland’s employment, Mr. Odland shall not compete with AutoZone or hire or encourage others to hire any of our employees for a period of three years. Under the agreement, “good reason” means a failure by AutoZone to provide the benefits provided in the agreement, any material adverse change in the status, responsibilities, perquisites (other than changes that apply to all executive officers as a group), the occurrence of any event that would cause Mr. Odland to cease to be Chairman or CEO, requiring him to report to anyone other than the Board of Directors, assignment of duties inconsistent with his position as Chairman or CEO, relocation of AutoZone’s principal office more than 60 miles from its current location, failure by AutoZone to assign the agreement to any successor of AutoZone, failure of a successor of AutoZone to assume the agreement or any other material breach of the agreement by AutoZone. Under the agreement “cause” means the willful engagement by Mr. Odland in conduct which is demonstrably and materially injurious to AutoZone as determined by the Board of Directors in good faith. Under the agreement, a “change of control” will occur upon either the acquisition by any person, entity or group of enough of AutoZone’s outstanding securities to allow the person, entity or group to be entitled to control 51% or more of the combined voting power entitled to vote for AutoZone’s Board of Directors on a regular basis, or the sale of all or substantially all of AutoZone’s assets that does not result in pre-transaction beneficial owners of AutoZone’s capital stock receiving (i) a number of securities allowing them to control 51% or more of the combined voting power entitled to vote for the acquiring company’s board of directors (or the board of directors of the acquiring company’s parent company, if one exists) on a regular basis or (ii) a number of securities representing a majority of the total combined equity of the acquiring entity, if not a corporation.

          Mr. Goldsmith has an employment agreement providing that he is employed by AutoZone as Senior Vice President, General Counsel, and Secretary at a minimum base salary of $216,000 and a minimum bonus eligibility of 60% of base salary at predetermined targets. Mr. Longo has an employment agreement providing that he is employed by AutoZone as a Senior Vice President at a minimum base salary of $225,000 and a minimum bonus eligibility of 50% of base salary at predetermined targets. Mr. Olsen has an employment agreement providing that he is employed by AutoZone as a Senior Vice President at a minimum base salary of $285,000 and a minimum bonus eligibility of 60% of base salary. All minimum salaries and bonuses are subject to increase by the Compensation Committee. All agreements continue until terminated either by the executive or by us. If an agreement is terminated by us for cause, or by the executive for any reason, the executive will cease to be an employee, and will cease to receive salary, bonus, and other benefits. If an agreement is terminated by us without cause, Mr. Goldsmith and Mr. Longo will remain employees for three years after the termination date, Mr. Olsen will remain an employee for two years after the termination date, and each will continue to receive his then-current salary and other benefits of an employee, and will receive a prorated bonus for the fiscal year in which he was terminated, but no bonuses thereafter. If an executive officer is terminated from his position by us or by the executive for reasons other than a change in control, then the executive will be prohibited from competing against AutoZone for the period of time after the termination date. “Cause” is defined in each agreement as the willful engagement by the executive in conduct which is demonstrably or materially injurious to AutoZone, monetarily or otherwise. “Change in control” in each agreement means either the acquisition of a majority of our voting securities by or the sale of substantially all of our assets to a non-affiliate of the company.

Equity Compensation Plans

Equity Compensation Plans Approved by Stockholders

          Our stockholders have approved the AutoZone, Inc. 1996 Stock Option Plan, the AutoZone, Inc. Second Amended and Restated Employee Stock Purchase Plan, the AutoZone, Inc. Executive Stock Purchase Plan, the AutoZone, Inc. 2003 Director Compensation Plan, and the AutoZone, Inc. 2003 Director Stock Option Plan.

Equity Compensation Plans Not Approved by Stockholders

          The AutoZone, Inc. Second Amended and Restated Director Compensation Plan and the AutoZone, Inc. Fourth Amended and Restated 1998 Director Stock Option Plan were approved by the Board, but were not approved by the stockholders as then permitted under the rules of the New York Stock Exchange. Both of these plans were terminated in December 2002 and were replaced by the 2003 Director Compensation Plan, and the 2003 Director Stock Option Plan after the stockholders approved them. No further grants can be made under the terminated plans. However, any grants made under these plans will continue under the terms of the grant made. Only treasury shares are issued under the terminated plans.

          Under the Second Amended and Restated Director Compensation Plan, a non-employee director could receive no more than one-half of the annual and meeting fees immediately in cash, and the remainder of the fees were taken in common stock or deferred in stock appreciation rights.

          Under the Fourth Amended and Restated 1998 Director Stock Option Plan, on January 1 of each year, each non-employee director received an option to purchase 1,500 shares of common stock, and each non-employee director that owned common stock worth at least five times the annual fee paid to each non-employee director on an annual basis received an additional option to purchase 1,500 shares of common stock. In addition, each new director received an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors’ option grant prorated for the portion of the year actually served in office. These stock option grants were made at the fair market value as of the grant date.

Summary Table

The following table sets forth certain information as of August 30, 2003, with respect to compensation plans under which shares of AutoZone Common stock may be issued.

			Number of securities
			remaining available
			for future issuance
			under equity
	Number of securities to	Weighted-average	compensation plans
	be issued upon	exercise price of	(excluding
	exercise of	outstanding	securities
	outstanding options,	options, warrants	reflected in the
Plan Category	warrants and rights	and rights	first column)

Equity compensation plans approved by security holders	5,207,371	$42.11	4,665,566

Equity compensation plans not approved by securities holders	86,600	$43.96	0

Total	5,293,971	$42.14	4,665,566

Section 16(a) Beneficial Ownership Reporting Compliance

          Securities laws require our executive officers, directors, and beneficial owners of more than ten percent of our common stock to file insider trading reports (Forms 3, 4, and 5) with the Securities and Exchange Commission and the New York Stock Exchange relating to the number of shares of common stock that they own, and any changes in their ownership. To our knowledge, all persons related to AutoZone that are required to file these insider trading reports have filed them timely. Copies of the insider trading reports can be found on the AutoZone corporate website at http://www.autozone.com.

Stockholder Proposals for 2004 Annual Meeting

          Stockholder proposals for inclusion in the Proxy Statement for the Annual Meeting in 2004 must be received by July 2, 2004. In accordance with our bylaws, Stockholder proposals received after August 13, 2004, but by September 12, 2004, may be presented at the meeting, but will not be included in the 2004 Proxy Statement. Any stockholder proposal received after September 12, 2004, will not be eligible to be presented for a vote to the stockholders in accordance with our bylaws. Any proposals must be mailed to AutoZone, Inc., Attention: Secretary, Post Office Box 2198, Dept. 8074, Memphis, Tennessee 38101-2198.

Annual Report

          A copy of our Annual Report is being mailed with this Proxy Statement to all stockholders of record.

By order of the Board of Directors,

Harry L. Goldsmith Secretary

Memphis, Tennessee
October 31, 2003

APPENDIX A

AUTOZONE, INC.

AUDIT COMMITTEE

CHARTER

Authority

          This Audit Committee Charter was adopted by the Board of Directors of AutoZone, Inc., on December 9, 1999, and has been revised on June 6, 2000, August 26, 2002, December 12, 2002, and June 10, 2003.

Purpose

          The audit committee assists AutoZone’s Board in fulfilling its oversight responsibilities by:

•	appointing , determining the compensation of, and overseeing the work of the independent auditor and the internal auditor;

•	reviewing the financial reporting processes and the information that will be provided to the stockholders and others;

•	reviewing the adequacy and effectiveness of AutoZone’s systems of internal accounting and financial controls;

•	reviewing the internal audit function and the annual independent audit of AutoZone’s financial statements;

•	reviewing the overall corporate “tone” for quality financial reports, controls and ethical behavior: and

•	issuing a report annually as required by the SEC’s proxy solicitation rules.

In this context, “reviewing” means discussing with and making inquiry of management regarding such matters.

Membership

The Committee shall have at least three directors as members, up to a maximum as the Board of Directors may determine from time to time. The Committee shall consist solely of independent directors. An independent director is defined as a director who:

•	has not been employed by AutoZone in the last five years;

•	has not been employed by AutoZone’s independent auditor in the last five years;

•	is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone’s senior management;

•	is not affiliated with a significant customer or supplier of AutoZone;

•	has no personal services contract with AutoZone or with any member of AutoZone’s senior management;

•	is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;

•	within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404 (a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;

•	receives no compensation from AutoZone other than as a director;

•	is not employed by a public company at which an executive officer of AutoZone serves as a director;

•	has not had any of the relationships described above with any affiliate of AutoZone; and

•	is not a member of the immediate family of any person with any relationships described above.

Each audit committee member shall have a minimum level of financial literacy and at least one member should be an “audit committee financial expert” as such is defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended.

The Board of Directors shall annually appoint Committee members and its chair, shall fill any vacancies as they occur, and may remove any member at any time.

General Functions

A.	The audit committee shall serve as an informed voice to the Board regarding AutoZone’s accounting and auditing groups in their responsibilities for control and reporting of all financial transactions.

B.	The audit committee shall provide a channel of communication between the internal auditors, independent auditor, and the Board. The audit committee shall meet in private session with the internal auditors and the independent auditor to discuss the process and progress of their work.

C.	The audit committee shall report committee actions to the Board and may make appropriate recommendations.

D.	The audit committee shall meet quarterly and even more frequently if circumstances warrant such meetings, as may be called by the chair of the Committee.

E.	While the audit committee has the responsibilities and powers set forth in this Charter, the audit committee shall not have the duty to plan or conduct audits or to determine that AutoZone’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; AutoZone’s management and the independent auditor have this responsibility. Nor does the audit committee have the duty to assure compliance with laws and regulations and the policies of the Board of Directors.

F.	The audit committee, the Board, management, and the independent auditor shall jointly understand that the independent auditor is ultimately accountable to the Board and the audit committee.

Specific Functions

The audit committee, as may be required by law, by the Securities and Exchange Commission, or by the rules of the New York Stock Exchange, or otherwise to the extent it deems necessary or appropriate shall perform the following functions:

A.	The audit committee shall review annually the qualifications and proposed audit fees for the next fiscal year of the independent auditor currently retained by the company and shall review such information regarding other potential independent auditors as the committee may deem appropriate. Upon completion of the review, the audit committee shall retain an independent auditor on behalf of and for AutoZone, shall approve the fees for the audit, and shall recommend the selection of the auditor to AutoZone’s stockholders for ratification.

B.	The audit committee shall discuss with the independent auditor its independence from management and AutoZone and the matters included in the written disclosures required by the Independence Standards Board.

C.	The audit committee shall, after completion of each annual audit, review with management and the independent auditor, the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditor that arose during the audit or in connection with the preparation of the annual financial statements, and the cooperation afforded or limitations, if any, imposed by management in the conduct of the audit.

D.	The audit committee shall review and approve AutoZone’s risk assessment process. The committee will review internal audit’s planned scope of work relative to the assessment and internal audit’s evaluation of each identified issue.

E.	The audit committee shall review the effectiveness of AutoZone’s internal audit process and adequacy of staff and resources; approve the appointment of AutoZone’s senior internal audit executive; approve the retention and compensation of any firm retained for outsourced internal audit services; and review the cooperation afforded or limitations, if any, imposed by management in the conduct of the internal auditing. The senior internal audit executive shall not be terminated or reassigned without the consent of the audit committee.

F.	The audit committee shall review the adequacy of AutoZone’s information systems control and security with the independent auditor and the CFO.

G.	The audit committee shall review with the CFO and the independent auditor compliance with AutoZone’s code of conduct.

H.	The audit committee shall review the legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs.

I.	The audit committee shall review the quality, effectiveness and appropriateness of AutoZone’s accounting practices and critical accounting policies.

J.	The audit committee shall review the interim financial statements with the CEO and CFO and other appropriate members of management and the independent auditor prior to the filing of AutoZone’s Quarterly Report on Form 10-Q, and shall review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards.

K.	The audit committee shall review with the CEO and CFO and other appropriate members of management and the independent auditor the information to be included in AutoZone’s Annual Report on Form 10-K including their judgment about the quality, not just acceptability, of the critical accounting policies and practices, the reasonableness of significant judgments, the alternatives available to AutoZone for applying different generally accepted accounting principles and the effect and desirability of such alternatives and the independent auditor’s preferred treatment, and the clarity of the information disclosed. The committee shall also review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, by law, as required by the Securities and Exchange Commission, or the New York Stock Exchange.

J.	The audit committee shall review the adequacy of AutoZone’s systems of internal accounting controls, review of overall compliance with administrative policies and recommend to the Board of Directors any changes in the system of internal controls, procedures and practices which the Committee determines to be appropriate. Such controls shall be evaluated through a review of the reports issued by AutoZone’s internal auditors and the independent auditor, which identify and describe control weaknesses. The Committee shall inquire as to whether management is taking appropriate corrective action.

K.	The audit committee shall review the scope and plan for the external audit and internal audits for the year.

L.	The audit committee shall review and report to the Board on compliance with the Foreign Corrupt Practices Act and AutoZone’s policies on business integrity, and ethics and conflict of interest.

M.	Any retention of the independent auditor (or any affiliate of the independent auditor) for any non-audit service, and the fee for such service, shall be approved by the audit committee prior to the engagement. The independent auditor shall not be retained for the purpose of performing:

•	bookkeeping services or other services related to the accounting records or financial statements of AutoZone;

•	financial information systems design and implementation;

•	appraisal or valuations services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit; or

•	any other service as prohibited by law, the Securities and Exchange Commission, the New York Stock Exchange, or the Public Company Accounting Oversight Board.

In making its consideration for approval, the Audit Committee shall consider:

•	Whether the service is being performed principally for the audit committee;

•	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the entity’s financial reporting process;

•	Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•	Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the entity’s business and operations;

•	Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the auditor’s role;

•	Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;

•	Whether the independent auditor, in effect, would be “auditing its own numbers;”

•	The availability of alternative providers of the service and whether the project must be started and completed very quickly;

•	Whether the audit firm has unique expertise in the service; and

•	The size of the fee(s) for the non-audit service(s).

For purposes of this Charter, “non-audit services” shall mean services provided by the independent auditor other than those services provided in connection with an audit or a review of AutoZone’s financial statements.

N.	The audit committee shall approve employment as an AutoZone officer any employee of the independent auditor that worked on AutoZone’s account in the prior year before the offer of employment is tendered to the prospective officer. However, under no circumstance may AutoZone hire any person that was an employee of the independent auditor and performed audit services for AutoZone as AutoZone’s CEO, CFO, Controller, or any person performing any similar function, unless at least a period of one year has passed since the termination of such person’s employment as an employee of the independent auditor. Upon granting of any approval to hire a former employee of the independent auditor, the audit committee may require that AutoZone or the independent auditor, or both, develop an appropriate plan to maintain the auditor’s independence.

O.	The audit committee shall annually obtain assurance from the independent auditor that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

P.	The audit committee shall prepare the report required by the rules of the Securities and Exchange Commission for inclusion in AutoZone’s proxy statement.

Q.	The audit committee shall be completely accessible to the CFO, the independent auditor, the internal auditors, and management (both individually and collectively) to discuss any matters the committee or these persons believe should be discussed privately with the audit committee.

R.	The audit committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by AutoZone regarding accounting, internal accounting controls, or auditing matters; and

•	the confidential, anonymous submission by AutoZone employee of concerns regarding questionable accounting or auditing matters.

S.	The audit committee shall assure that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for AutoZone in each of the five previous fiscal years.

Consultants

          The Committee shall have the authority to retain consultants or counsel of its selection to advise it with respect to its work, at AutoZone’s expense.

Meetings

          A quorum for any Committee meeting shall be a majority of the Committee members.

          The action of a majority of the members present at any meeting in which a quorum is present shall be the action of the Committee.

          Notice for all meetings shall be given as required by AutoZone’s Bylaws.

          Committee meetings may be held in person, by telephone, or any other method of communication in which all committee members may be heard. In lieu of a meeting, a Committee may act by unanimous written consent.

          The chair of the Committee shall report results of its meeting to the full Board of Directors at the next following Board meeting.

          The agenda and other materials for any meeting should be provided to Committee members in advance of the meeting as may be practical.

          The CFO shall coordinate the Committee meeting notices and distribution of materials to Committee members.

[AUZCM - AUTOZONE, INC.] [FILE NAME: ZAUZC2.ELX] [VERSION - (1)] [10/20/03] [orig. 10/20/03]

DETACH HERE	ZAUZC2

PROXY

AUTOZONE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS

     I hereby appoint Harry L. Goldsmith and Donald R. Rawlins, and each of them, as proxies, with full power of substitution to vote all shares of common stock of AutoZone, Inc., which I would be entitled to vote at the Annual Meeting of AutoZone, Inc., to be held at the J.R. Hyde III Store Support Center, 123 South Front Street, Memphis, Tennessee, on Thursday, December 11, 2003, at 8:30 a.m., CST, and at any adjournments, on items 1 and 2, as I have specified and in their discretion on other matters as may come before the meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

AUTOZONE, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISOn, NJ 08818-8694

Your vote is important. Please vote immediately.

OR

If you vote over the Internet or by telephone, please do not mail your card.

[AUZCM - AUTOZONE, INC.] [FILE NAME: ZAUZC1.ELX] [VERSION - (2)] [10/21/03] [orig. 10/20/03]

DETACH HERE	ZAUZC1

☒	Please mark votes as in this example	#AUZ

This proxy when properly executed will be voted in the manner directed below. If no direction is made, this proxy will be voted FOR the election of the directors nominated by the Board of Directors and FOR proposal 2.

1.	Election of Directors.

Nominees:	(01) Charles M. Elson, (02) Marsha J. Evans, (03) Earl G. Graves,Jr.,
(04) N. Gerry House, (05) J.R. Hyde, III, (06) Edward S. Lampert,
(07) W. Andrew McKenna, (08) Steve Odland and (09) James J. Postl.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	Ratification of independent auditors	☐	☐	☐

3.	In their discretion of the proxies named herein, upon such other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:                           Date:                    Signature:                       Date: